UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2012

LAMAR ADVERTISING COMPANY

LAMAR MEDIA CORP.

(Exact name of registrants as specified in their charters)

Delaware Delaware	0-30242 1-12407	72-1449411 72-1205791
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808

(Address of principal executive offices and zip code)

(225) 926-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 26, 2012, Lamar Advertising Company issued a press release announcing that its wholly owned subsidiary, Lamar Media Corp., has agreed to sell $500 million in aggregate principal amount of 5 7/8% Senior Subordinated Notes due 2022 through an institutional private placement (the “Notes Offering”). The Company had previously announced a proposed notes offering of $400 million in aggregate principal amount, and the size of the Notes Offering was increased to $500 million in aggregate principal amount. Subject to customary closing conditions, the closing of the Notes Offering is expected on or about February 9, 2012. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in accordance with Rule 135c of the Securities Act of 1933, as amended.

Also on January 26, 2012, Lamar Advertising Company issued a press release announcing that Lamar Media Corp. has amended its previously announced tender offer to purchase a portion of its outstanding 6 5/8% Senior Subordinated Notes due 2015, 6 5/8% Senior Subordinated Notes due 2015—Series B and 6 5/8% Senior Subordinated Notes due 2015—Series C (collectively, the “6 5/8% Notes”). The amendment increased the aggregate principal amount of 6 5/8% Notes that will be purchased in the tender offer from $500 million to $600 million, but all other terms and conditions remained the same. The press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

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This Current Report on Form 8-K contains forward-looking statements regarding Lamar Media’s Notes Offering. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those results indicated in the forward-looking statements include Lamar Media’s ability to complete the Notes Offering and a decline in advertising spending. This Current Report on Form 8-K is not an offer to buy, or the solicitation of an offer to sell, securities, nor a solicitation for acceptance of the tender offer for the 6 5/8% Notes.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release of Lamar Advertising Company dated January 26, 2012.

99.2	Press release of Lamar Advertising Company dated January 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: January 27, 2012	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

Date: January 27, 2012	LAMAR MEDIA CORP.

	By:	/s/ Keith A. Istre
Keith A. Istre
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Lamar Advertising Company dated January 26, 2012.

99.2	Press release of Lamar Advertising Company dated January 26, 2012.